ACCOUNTS RECEIVABLE, NET	12 Months Ended
Dec. 31, 2011
ACCOUNTS RECEIVABLE, NET
4.	ACCOUNTS RECEIVABLE, NET

Movement of allowance for doubtful accounts was as follows:

	December 31,
	2009	2010	2011
Balance at beginning of the year	$7,128	$9,151	$13,133
Charge to expenses	2,081	8,244	10,386
Reversal	(62)	(40)	(130)
Written-off	—	(4,498)	(14,511)
Exchange difference	4	276	516

Balance at end of the year	$9,151	$13,133	$9,394